UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 15, 2008

China Culture Resorts Holdings, Inc.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52260
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

c/o QMIS Capital Finance Pte Ltd.

Room 1819 Mingyong Building

No.60 Xian Road, Shekekou District

Dalian, China 116021

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

13909840703

(ISSUER TELEPHONE NUMBER)

Amalgamated Acquisition Corp.

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the U.S. Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Company’s has changed its name from “Amalgamated Acquisition Corp.” to “China Culture Resorts Holdings, Inc.,” effective October 15, 2008.

The Company has filed an amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State, and has received notification from the State of Delaware that such change had been made in the corporate charter of the Company, and is on file with the State of Delaware. A copy of the Company’s Certificate of Amendment is filed as Exhibit 99.1 hereto.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.

1.1

Amendment to the Certificate of Incorporation of the Company to change name to China Culture Resorts Holdings, Inc. (filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CULTURE RESORTS HOLDINGS, INC.

(Registrant)

By:	/s/ Wang Xiao Peng
Name: Wang Xiao Peng Title: Chairman and President

Dated: October 22, 2008

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EXHIBIT 99.1

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

Amalgamated Acquisition Corp.

Amalgamated Acquisition Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST:  That at a meeting of the Board of Directors of Amalgamated Acquisition Corp. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “FIRST” so that, as amended said Article shall be and read as follows:

FIRST:   The name of the corporation is China Culture Resorts Holdings, Inc.

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Amalgamated Acquisition Corp. has caused this certificate to be signed by its Authorized Officer this 15th day of October, 2008.

By:

/s/ Wang Xiao Peng – Signature

Name:

Wang Xiao Peng – please print

Title:

CEO – please print

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